GOLDMAN SACHS TRUST

Goldman Sachs Dividend Focus Funds

Class A, Class C, Institutional, Investor, Class P, and Class R6 of the

Goldman Sachs Income Builder Fund

(the “Fund”)

Supplement dated August 3, 2022 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated February 28, 2022

Effective immediately, Collin Bell no longer serves as a portfolio manager for the Fund. Ashish Shah, Ron Arons, Charles “Brook” Dane, Neill Nuttall and Alexandra Wilson-Elizondo will continue to serve as portfolio managers for the Fund.

Additionally, effective immediately, Kevin Martens will begin serving as portfolio manager for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

All references to Mr. Bell in his capacity as a portfolio manager to the Fund in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Dividend Focus Funds—Goldman Sachs Income Builder Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Ashish Shah, Managing Director, Co-Chief Investment Officer of Global Fixed Income, has managed the Fund since 2019; Ron Arons, Managing Director, has managed the Fund since 2013; Charles “Brook” Dane, Managing Director, has managed the Fund since 2016; Neill Nuttall, Managing Director and Chief Investment Officer, MAS, has managed the Fund since 2021; Alexandra Wilson-Elizondo, Managing Director, has managed the Fund since 2022; and Kevin Martens, Vice President, has managed the Fund since 2022.

The following row replaces the row for “Collin Bell” in the table under the “Goldman Sachs Fundamental Equity Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Name and Title	Portfolio Responsibility	Years Primarily Responsible	Five Year Employment History
Kevin Martens Vice President	Portfolio Manager— Income Builder	Since 2022	Mr. Martens joined the Investment Adviser in 2015. He is a portfolio manager on the Fundamental Equity U.S. Equity Team.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

GSINCBSTK 08-22